UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 13, 2022 (June 8, 2022)

Date of Report

(Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 8, 2022, Synchrony Financial (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), to issue and sell $750,000,000 aggregate principal amount of 4.875% Senior Notes due 2025 (the “Notes”) in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-232821) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission.

The Notes will be governed by an Indenture, dated as of August 11, 2014 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to June 13, 2022 and as further supplemented by an Eleventh Supplemental Indenture, dated as of June 13, 2022 (the “Eleventh Supplemental Indenture”), between the Company and the Trustee (as so supplemented, the “Indenture”).

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference into this Item 8.01 and into the Registration Statement. The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Eleventh Supplemental Indenture filed as Exhibit 4.1 hereto, and the form of the Notes, which is included in Exhibit 4.1 hereto, each of which is incorporated by reference into this Item 8.01 and into the Registration Statement, and the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2014.

A copy of the opinion of Sidley Austin LLP, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

1.1	Underwriting Agreement, dated June 8, 2022, among Synchrony Financial and Barclays Capital Inc., BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule I thereto.

4.1	Eleventh Supplemental Indenture, dated as of June 13, 2022, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.2	Form of 4.875% Senior Notes due 2025 (included in Exhibit 4.1 hereto).

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: June 13, 2022

	By:	/s/ Jonathan S. Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, General Counsel and Secretary